

                                                                Exhibit 21

                                    KEYCORP
                               ORGANIZATION CHART
                                  SUBSIDIARIES



NAME                                                       DOMICILE                PARENT            % OWNERSHIP
- ----                                                       --------                ------            -----------
1.    A.T.-Sentinel, Inc.                                     DE                  SNB                     100%
2.    American Advisers, Inc.                                 OH                  SAMI                    100%
3.    Ameritrust Company                                      OH                  KEYCORP                 100%
4.    AT Acceptance Corporation                               OH                  KEYCORP                 100%
5.    AT Financial Corporation                                OH                  KEYCORP                 100%
6.    AT Management Co.                                       DE                  KEYCORP                 100%
7.    Bar T Bar Fiduciary Holding Company                     AZ                  SNB                     100%
8.    Beechnut Development Company                            WA                  KEYCORP                 100%
9.    Belgate Investors Limited Partnership                   WA                  RSDC                    100%
10.   Black & Warr Insurance Agency, Inc.                     ID                  GEM                     100%
11.   Boulevard, Inc.                                         ID                  KB, ID                  100%
12.   CFS One, Inc.                                           AL                  KEYCORP                 100%
13.   Check Services Northwest, Inc.                          WA                  KB,WA                   100%
14.   Commercial Agency, Inc.                                 CO                  KB,CO                   100%
15.   Commercial Building Corporation                         UT                  KB,UT                   100%
16.   Electronic Payment Services, Inc.                       DE                  KEYCORP                7.02%
17.   Emgee Coal Company, The                                 OH                  SNB                     100%
18.   First Appraisal Services Corporation                    FL                  SFFSB                   100%
19.   Gem State Properties Corporation                        ID                  KB, ID                  100%
20.   Goldome Mortgage Investment Corp.                       NY                  KMI                     100%
21.   GRCC Mid-Hudson Hotel Corp.                             NY                  KMI                     100%
22.   INDORE Corporation                                      IN                  SNB,IN                  100%
23.   Interstate Financial Corporation                        OH                  KEYCORP                 100%
24.   Investco                                                WY                  KBS, WY                 100%
25.   KBID Leasing Corporation                                ID                  KB, ID                  100%

NAME                                                       DOMICILE              PARENT               % OWNERSHIP
- ----                                                       --------              ------               -----------
26.   KBNY Leasing                                            NY                  KB, NY                  100%
27.   KBWA Leasing Corporation                                WA                  KB,WA                   100%
28.   KBWA Services, Inc.                                     WA                  KB,WA                   100%
29.   Key Agricultural Credit Corporation                     WY                  KB,WY                   100%
30.   Key Bancshares of Alaska, Inc.                          AK                  KEYCORP                 100%
31.   Key Bancshares of Idaho Inc.                            ID                  KEYCORP                 100%
32.   Key Bancshares of Maine Inc.                            ME                  KEYCORP                 100%
33.   Key Bancshares of New York, Inc.                        NY                  KEYCORP                 100%
34.   Key Bancshares of Utah Inc.                             UT                  KEYCORP                 100%
35.   Key Bancshares of Washington, Inc.                      WA                  KEYCORP                 100%
36.   Key Bancshares of Wyoming                               WY                  KEYCORP                 100%
37.   Key Bank Life Insurance, Ltd.                           AZ                  KEYCORP                 100%
38.   Key Bank of Alaska                                      AK                  KBS, AK                 100%
39.   Key Bank of Colorado                                    CO                  KEYCORP                 100%
40.   Key Bank of Idaho                                       ID                  KBI, ID                 100%
41.   Key Bank of Maine                                       ME                  KBS, ME                 100%
42.   Key Bank of New York                                    NY                  KBS, NY                 100%
43.   Key Bank of Oregon                                      OR                  KBS, AK                 100%
44.   Key Bank of Utah                                        UT                  KBS, UT                 100%
45.   Key Bank of Washington                                  WA                  KBS, WA                 100%
46.   Key Bank of Wyoming                                     WY                  KBS, WY                 100%
47.   Key Bank USA N.A.                                       U.S.                KBS, NY                 100%
48.   Key Brokerage Company, Inc.                             NY                  KB, USA                 100%
49.   Key Capital Corporation                                 OH                  KEYCORP                 100%
50.   Key Community Development Corporation                   OH                  KEYCORP                 100%

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

NAME                                                       DOMICILE               PARENT              % OWNERSHIP
- ----                                                       --------               ------              -----------
51.   Key Equity Capital Corporation                          OH                  SNB                     100%
52.   Key Financial Services, Inc.                            NY                  KB, NY                  100%
53.   Key Lease, Inc. of Ohio                                 OH                  SNB                     100%
54.   Key Savings Bank                                        WA                  KBS, WA                 100%
55.   Key Services Corporation                                NY                  KBS, NY                 100%
56.   Key Trust Company                                       NY                  KBS, NY                 100%
57.   Key Trust Company of Alaska                             AK                  KB, AK                  100%
58.   Key Trust Company of the West                           WY                  KBS, WY                 100%
59.   Key Trust Company of Maine                              ME                  KBS, ME                 100%
60.   Key Trust Company of the Northwest                      WA                  KEYCORP                 100%
61.   KeyCorp                                                 NY                  KBS, NY                 100%
62.   KeyCorp                                                 OH                  Parent                  100%
63.   KeyCorp Asset Management Holdings, Inc.                 OH                  SAMI                    100%
64.   KeyCorp Financial Services Inc.                         OH                  KEYCORP                 100%
65.   KeyCorp Insurance Agency, Inc.                          NY                  KB, USA                 100%
66.   KeyCorp Insurance Agency (Idaho), Inc.                  ID                  KB, USA                 100%
67.   KeyCorp Insurance Agency (Maine), Inc.                  ME                  KB, USA                 100%
68.   KeyCorp Insurance Agency (Wyoming), Inc.                WY                  KB, USA                 100%
69.   KeyCorp Insurance Company, Ltd.                         Bermuda             KEYCORP                 100%
70.   KeyCorp Leasing Ltd.                                    DE                  KB, USA                 100%
71.   KeyCorp Management Company                              OH                  KEYCORP                 100%
72.   KeyCorp Mortgage Inc.                                   MD                  KB, NY                  100%
73.   KeyCorp Network Holdings, Inc.                          OR                  KEYCORP                 100%
74.   KLIHTC Corp.                                            NY                  KB, NY                  100%
75.   Michigan Shared Properties Company                      OH                  SNB                     100%

NAME                                                       DOMICILE               PARENT             % OWNERSHIP
- ----                                                       --------               ------             -----------
76.   Midwest Power Company                                   OH                  KEYCORP                 100%
77.   Millennium Asset Holding Corp.                          NY                  KB, NY                  100%
78.   Money Station, Inc.                                     OH                  KEYCORP                13.95%
79.   National Financial Services Corporation                 OH                  KEYCORP                 100%
80.   NCB Properties, Inc.                                    NY                  KBS, NY                 100%
81.   Niagara Asset Management Corp.                          NY                  KB, NY                  100%
82.   Niagara Portfolio Management Corp                       TX                  KB, NY                  100%
83.   Northwest Audit and Adjustment Company                  WA                  CSNW                    100%
84.   OREO Corp.                                              OH                  SNB                     100%
85.   P.B. Participation                                      OR                  KEYCORP                 100%
86.   P.S.M. Financial Management Corp.                       WA                  KSB                     100%
87.   Pacific Avenue Parking, Inc.                            WA                  KBW                     100%
88.   PacWest Building Corp.                                  OR                  KEYCORP                 100%
89.   Platinum Springs Corporation                            MD                  KB, NY                  100%
90.   Puget Sound Mortgage Servicing Corporation              WA                  KSB                     100%
91.   Puget Sound Plaza, Inc.                                 WA                  KB, WA                  100%
92.   Puget Sound Securities, Inc.                            WA                  KSB                     100%
93.   Royal Skies Development Company                         WA                  KB, WA                  100%
94.   Schaenen Wood & Associates, Inc.                        NY                  SAMI                    100%
95.   Second Street Community Urban Redevelopment             OH                  SNB                     100%
      Corporation
96.   Security Capital Leasing, Inc.                          KY                  KEYCORP                 100%
97.   SELCO Service Corporation                               OH                  SNB                     100%
98.   Society Asset Management, Inc.                          OH                  SNB                     100%
99.   Society Aviation Company                                DE                  KEYCORP                 100%
100.  Society Bancorp of Michigan, Inc.                       MI                  KEYCORP                 100%


                                  Page 4 of 8

NAME                                                       DOMICILE                PARENT             % OWNERSHIP
- ----                                                       --------                ------             -----------
101.  Society Bank, Michigan                                  MI                  SBC, MI                 100%
102.  Society Corporation                                     OH                  KEYCORP                 100%
103.  Society Equipment Leasing Company                       OH                  KEYCORP                 100%
104.  Society Equipment Leasing Corporation                   OH                  SNB                     100%
105.  Society First Federal Savings Bank                      U.S.                KEYCORP                 100%
106.  Society Foundation (non-profit)                         OH                  N/A                     N/A
107.  Society Funding Corporation                             OH                  SELCORP                 100%
108.  Society Investments, Inc.                               OH                  SNB                     100%
109.  Society National Bank                                   U.S.                KEYCORP                 100%
110.  Society National Bank, Indiana                          U.S.                KEYCORP                 100%
111.  Society National Trust Company                          U.S.                KEYCORP                 100%
112.  Society Shareholder Services, Inc.                      DE                  SNB                     100%
113.  Society Trust Company of New York                       NY                  KEYCORP                 100%
114.  St. Joseph Insurance Agency, Inc.                       IN                  KEYCORP                 100%
115.  Summit Street Properties, Inc.                          OH                  SNB                     100%
116.  Summitt International Sales, Inc.                       Virgin Islands      SNB                     100%
117.  Swans Island Salmon, Ltd.                               ME                  KB, ME                  100%
118.  TCIS, Inc.                                              OH                  KEYCORP                 100%
119.  Trustcorp Financing Services, Inc.                      OH                  KEYCORP                 100%
120.  Virginia Stone Corporation                              VA                  KB, NY                  100%
121.  Washington Mortgage Corporation                         WA                  KBS, WA                 100%



1.               SNB                  Society National Bank
2.               SNB, IN              Society National Bank, Indiana
3.               KB, CO               Key Bank of Colorado
4.               KB, NY               Key Bank of New York
5.               KB, UT               Key Bank of Utah
6.               KB, ID               Key Bank of Idaho
7.               KB, ME               Key Bank of Maine
8.               KB, WY               Key Bank of Wyoming
9.               KB, AK               Key Bank of Alaska
10.              KB, USA              Key Bank USA N.A.
11.              KSB                  Key Savings Bank
12.              SFFSB                Society First Federal Savings Bank
13.              KBS, NY              Key Bancshares of New York, Inc.
14.              KBS, ME              Key Bancshares of Maine Inc.
15.              KBS, WY              Key Bancshares of Wyoming
16.              KBS, WA              Key Bancshares of Washington, Inc.
17.              KBS, AK              Key Bancshares of Alaska, Inc.
18.              KBS, ID              Key Bancshares of Idaho Inc.
19.              KBS, UT              Key Bancshares of Utah Inc.
20.              SBC, MI              Society Bancorp of Michigan, Inc.
21.              KTC                  Key Trust Company
22.              SELCORP              Society Equipment Leasing Corporation
23.              SAMI                 Society Asset Management, Inc.
24.              KMI                  KeyCorp Mortgage Inc.
25.              GEM                  Gem State Properties Corporation
26.              CSNW                 Check Service Northwest, Inc.
27.              RSDC                 Royal Skies Development Company

                                   KEYCORP
                        ORGANIZATION CHART (CONTINUED)

                      Partnership Interests Exceeding 5%
                as reported to the Federal Reserve on FR Y-6A
                                as of August 31, 1994

                                                                                     Type                  Percentage
                                                                                  Investment                Ownership
                                                                             --------------------          ----------
   KEY BANK OF IDAHO:
       Blue Meadows Limited Partnership                                      Limited Partnership              99.00%
       Five Mile Apartment Associates Limited Partnership                    Limited Partnership              99.00%

   KEY BANK OF OREGON:
       Alder House Limited Partnership                                       Limited Partnership              33.00%
       Berry Heights Limited Partnership                                     Limited Partnership              99.00%
       Foster Apartments Limited Partnership                                 Limited Partnership              99.00%
       Morrison Park Limited Partnership                                     Limited Partnership              99.00%
       Oregon Equity Fund Limited Partnership                                Limited Partnership              12.00%
       Village Square Limited Partnership                                    Limited Partnership              98.00%

   KEY BANK OF WASHINGTON:
       The Tacoma Partnership                                                Limited Partnership              99.00%

   KEY BANK OF UTAH:
       TK of Lynns, LTD.                                                     Limited Partnership              99.00%

   KEYCORP:
       Cleveland Development Partnership I, Limited Partnership              Limited Partnership               9.00%

   KEY COMMUNITY DEVELOPMENT CORPORATION:
       Ascension Village Investment Limited Partnership                      Limited Partnership              20.00%
       Avalon Partnership, Inc.                                              Limited Partnership              24.74%
       Cleveland Neighborhood Equity Fund III, Limited Partnership           Limited Partnership              18.56%
       Homestart Limited Partnership V                                       Limited Partnership              49.50%
       Indiana Equity Fund, Limited Partnership                              Limited Partnership               8.30%
       Kenton Street Limited Partnership                                     Limited Partnership              20.13%
       Luther Woods Apartment L.P.                                           Limited Partnership              16.70%
       North Rhine Limited Partnership                                       Limited Partnership               7.20%
       Ohio Equity Fund For Housing Limited Partnership I                    Limited Partnership              12.21%
       St. Mary's Development Limited Partnership                            Limited Partnership              13.57%
       Starr/High Investment Limited Partnership                             Limited Partnership              20.00%
       William Street Apartment Limited Partnership                          Limited Partnership              24.75%
       YWCA Redevelopment Limited Partnership                                Limited Partnership              19.80%
       Toledo Convention Hotel                                               Limited Partnership               8.90%
       Beacon Place Corporation, LTD (a)                                     Limited Partnership               5.00%

                                    KEYCORP
                        ORGANIZATION CHART (CONTINUED)

                      Partnership Interests Exceeding 5%
                 as reported to the Federal Reserve on FR Y-6A
                             as of August 31, 1994

                                                                                     Type                 Percentage
                                                                                  Investment               Ownership
                                                                             --------------------          ----------
   AMERICAN ADVISERS, INC.
       Native American Asset Advisers                                        General Partnership              25.00%

   MIDWEST POWER COMPANY:
       Perry One Beta, Limited Partnership                                   Limited Partnership              99.00%

   PUGET SOUND PLAZA, INC.:
       Touchstone Limited Partnership                                        Limited Partnership              99.00%

   PACWEST BUILDING CORPORATION:
       PacWest Building Partnership, Ltd.                                    Limited Partnership              99.90%
         1200 Building Associates                                            Partnership                      10.00%

   P.S.M. FINANCIAL MANAGEMENT CORP.:
       Touchstone Limited Partnership                                        General Partnership               1.00%

   SOCIETY NATIONAL BANK:
       Beacon Place Corporation, LTD (a)                                     Limited Partnership              44.00%
       Cleveland Housing Partnership Equity Fund, 1988 LP                    Limited Partnership               5.10%
       Homestart Limited Partnership I                                       Limited Partnership              99.00%


(a) Combined holdings of Beacon Place Corporation, LTD total 49%.



                                   KEYCORP
                        ORGANIZATION CHART (CONTINUED)

                   Investments of Venture Capital Companies
                as reported to the Federal Reserve on FR Y-6A
                            as of August 31, 1994


                                                                             Type                          Percentage
                                                                          Investment                        Ownership
                                                                     ---------------------                 -----------
  KEY CAPITAL CORPORATION (VENTURE CAPITAL):
      Aerobraze Limited Partnership                                  Limited Partnership                      22.27%
      Apex Limited Partnership                                       Limited Partnership                       6.47%
      Kirtland Capital, Limited Partnership                          Limited Partnership                       9.77%
      Linsalata Capital Partners I, Limited Partnership              Limited Partnership                       9.90%
      RDK Capital Limited Partnership                                Limited Partnership                      24.75%
      Trust Technologies Limited Partnership                         Limited Partnership                      24.75%


                                   KEY CORP
                        ORGANIZATION CHART (CONTINUED)

              Investments of Small Business Investment Companies
                as reported to the Federal Reserve on FR Y-6A
                            as of August 31, 1994

                                                                             Type                         Percentage
                                                                           Investment                      Ownership
                                                                     ----------------------               -----------
  KEY EQUITY CAPITAL CORPORATION (SBIC):
    ACP Holding Company                                              Voting common                            25.00%
    ACP Holding Company                                              Nonvoting equity                         40.40%
      Advanced Cast Products, Inc.                                   Voting common                           100.00%
    Alloy Holdings, Inc.                                             Voting common                            76.00%
      American Alloy Corporation                                     Voting common                           100.00%
    CFA Holding Company                                              Voting common                            12.90%
    Decatur Aluminum Holding Corporation                             Voting common                            47.60%
    Decatur Aluminum Holding Corporation                             Nonvoting equity                         39.30%
      Decatur Aluminum Corporation                                   Voting common                           100.00%
    DeCrane Aircraft Holdings, Inc.                                  Voting common & preferred                34.80%
      Tri-Star Electronics, Inc.                                     Voting common                           100.00%
      Hollingsead International, Inc.                                Voting common                           100.00%
    Degree Communications II, Inc. (inactive)                        Voting common                            65.00%
    GAR Holding                                                      Voting common                             8.30%
    GEO Specialty Chemicals, Inc.                                    Voting common                            48.00%
    GEO Specialty Chemicals, Inc.                                    Nonvoting equity                        100.00%
    Isolab, Inc.                                                     Voting common                            10.29%
    LFD Holding Corporation                                          Voting common                            35.70%
    LFD Holding Corporation                                          Nonvoting equity                         99.70%
      LFD Acquisition Corporation                                    Voting common                           100.00%
    National Medical Diagnostics, Inc.                               Voting common & preferred                11.90%
    OPI Holding Company                                              Voting common                            49.50%
    OPI Holding Company                                              Nonvoting equity                         94.00%
      Omega Pultrusions Incorporated                                 Voting common                           100.00%
    O.S. Kelly Corporation                                           Voting common                            16.10%
    Point Group, Inc.                                                Voting common                            31.74%
    PPMI Holdings, Inc.                                              Voting common                            10.70%
    Radio Acquisition, Inc.                                          Voting common                            18.00%
    RDK Aerospace, Inc.                                              Voting common                            34.30%
      Heintz Corporation                                             Voting common                           100.00%
    Spectra, Inc.                                                    Voting common                            10.00%
    Tri-City Radio, Limited Partnership                              Limited Partnership                      22.44%
    Underground Technology                                           Voting common                            23.33%


                                   KEY CORP
                        ORGANIZATION CHART (CONTINUED)

                   Interests exceeding 5% in joint venture
                as reported to the Federal Reserve on FR Y-6A
                            as of August 31, 1994


                                                                              Type                         Percentage
                                                                           Investment                       Ownership
                                                                     ----------------------                ----------
  ELECTRONIC PAYMENT SERVICES, INC.
    BUYPASS Corporation                                              Common Equity                           100.00%
    MONEY ACCESS SERVICE INC.                                        Common Equity                           100.00%
      Metroteller Security Corporation (inactive)                    Common Equity                           100.00%
    MONEY ACCESS SERVICE CORP.                                       Common Equity                           100.00%
    NetOps Corporation                                               Common Equity                           100.00%


Note:  As KeyCorp owns only a 7.02% interest in, and does not exercise management control of, EPS, EPS and its subsidiaries are not
       "subsidiaries" of KeyCorp within the meaning of Section 207 of the BHC Act.
